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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   September 23, 2002
                                                   ---------------------


                           R.H. DONNELLEY CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


      DELAWARE                           1-07155              13-2740040
----------------------------      ----------------------   -------------------
(State or Other Jurisdiction            (Commission         (IRS Employer
     of Incorporation)                  File Number)       Identification No.)


ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                     10577
-------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                    (Zip Code)


                              R.H. DONNELLEY INC.*
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


      DELAWARE                           333-59287            36-2467635
-----------------------------     ---------------------    --------------------
(State or Other Jurisdiction            (Commission         (IRS Employer
     of Incorporation)                  File Number)       Identification No.)


ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                     10577
-------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                   (Zip Code)


Registrants' telephone number, including area code:  (914) 933-6400
                                                     ----------------------

                                 Not Applicable
              ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of September 20, 2002, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.


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ITEM 9.           REGULATION FD DISCLOSURE.

         On September 23, 2002, R.H. Donnelley Corporation, a Delaware corporation (the "Company"), posted a slide presentation on its website entitled "Creating the Leading Public Stand-Alone U.S. Directory Company," a copy of which is attached hereto as Exhibit 99.1. The slide presentation was posted on the Company's website in connection with the Company's public announcement and related conference call that it had entered into a definitive agreement to purchase Sprint Corporation's directory publishing business.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   R.H. DONNELLEY CORPORATION



                                   By: /s/Robert J. Bush
                                      -----------------------------------------
                                      Name:  Robert J. Bush
                                      Title: Vice President and General Counsel


                                   R.H. DONNELLEY INC.



                                   By: /s/Robert J. Bush
                                      ------------------------------------------
                                      Name:  Robert J. Bush
                                      Title: Vice President and General Counsel



Date:  September 23, 2002


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                                  EXHIBIT INDEX


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

      Exhibit
      Number              Description
      -------             --------------
      99.1                Website posting entitled "Creating the Leading Public Stand-Alone U.S. Directory
                          Company," posted on R.H. Donnelley Corporation's website on September 23, 2002


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